Exhibit 10.1

THIRD AMENDMENT AGREEMENT

This THIRD AMENDMENT AGREEMENT (this “Amendment”) is made as of the 26th day of June, 2006 among:

(a)  EPIQ SYSTEMS, INC., a Missouri corporation (“Borrower”);

(b)  the Lenders, as defined in the Credit Agreement, as hereinafter defined;

(c)  KEYBANK NATIONAL ASSOCIATION, as lead arranger, sole book runner and administrative agent for the Lenders under the Credit Agreement (“Agent”);

(d)  NATIONAL CITY BANK OF THE MIDWEST, as co-documentation agent; and

(e)  SILICON VALLEY BANK, as co-documentation agent.

WHEREAS, Borrower, Lenders and Agent are parties to that certain Amended and Restated Credit and Security Agreement, dated as of November 15, 2005, that provides, among other things, for loans and letters of credit aggregating One Hundred Twenty-Five Million Dollars ($125,000,000), all upon certain terms and conditions (as amended and as the same may from time to time be further amended, restated or otherwise modified, the “Credit Agreement”);

WHEREAS, Borrower, Agent and the Lenders desire to amend the Credit Agreement to modify certain provisions thereof and add certain provisions thereto;

WHEREAS, each capitalized term used herein and defined in the Credit Agreement, but not otherwise defined herein, shall have the meaning given such term in the Credit Agreement; and

WHEREAS, unless otherwise specifically provided herein, the provisions of the Credit Agreement revised herein are amended effective as of the date of this Amendment;

NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein and for other valuable consideration, Borrower, Agent and the Lenders agree as follows:

1.    Amendment to Definitions. Article I of the Credit Agreement is hereby amended to delete the definitions of “Derived Base Rate” and “Derived Eurodollar Rate” therefrom and to insert in place thereof, respectively, the following:

“Derived Base Rate” shall mean (a) prior to the Interest Reduction Date, a rate per annum equal to the sum of the Applicable Margin (from time to time in effect) for Base Rate Loans plus the Base Rate, and (b) on the Interest Reduction Date and thereafter, a rate per annum equal to (i) the Applicable Margin (from time to time in effect) for Base Rate Loans minus twenty-five (25) basis points, plus (ii) the Base Rate.

“Derived Eurodollar Rate” shall mean (a) prior to the Interest Reduction Date, a rate per annum equal to the sum of the Applicable Margin (from time to time in effect) for Eurodollar Loans plus the Eurodollar Rate, and (b) on the Interest Reduction Date and thereafter, a rate per annum equal to (i) the Applicable Margin (from time to time in effect) for Eurodollar Loans minus twenty-five (25) basis points, plus (ii) the Eurodollar Rate.

2.             Addition to Definitions. Article I of the Credit Agreement is hereby amended to add the following new definitions thereto:

“Applicable Margin Adjustment Date” shall mean the first day of each month following the date upon which Agent should have received, pursuant to Section 5.3(a) and (b) hereof, the Consolidated financial statements of Borrower.

“Equity Offering Completion Date” shall mean the first day after June 26, 2006 that Borrower shall have successfully completed an offering and sale of common stock in an amount equal to or greater than Twenty-Five Million Dollars ($25,000,000).

“Interest Reduction Date” shall mean the first Applicable Margin Adjustment Date following the Equity Offering Completion Date.

“Term Loan Maturity Date” shall mean the earlier of the Accelerated Maturity Date or June 30, 2007; provided that there shall be no Accelerated Maturity Date if an Acceptable Non-Acceleration Event shall occur prior to the Accelerated Maturity Date.

3.             Amendment to Term Loan. Article II of the Credit Agreement is hereby amended to delete Section 2.3 therefrom and to insert in place thereof the following:

Section 2.3. Term Loan.

Subject to the terms and conditions of this Agreement, the Term Lenders shall make the Term Loan to Borrower on the Closing Date, in the amount of the Term Loan Commitment. The Term Loan shall be payable in full on the Term Loan Maturity Date. Borrower shall notify Agent, in accordance with the notice provisions of Section 2.6 hereof, whether the Term Loan will be a Base Rate Loan or Eurodollar Loans. The Term Loan may be a mixture of a Base Rate Loan and Eurodollar Loans.

4.             Amendment to Term Loan Interest. Section 2.4 of the Credit Agreement is hereby amended to delete subsection (c)(ii) therefrom and to insert in place thereof the following:

(c)(ii)              Eurodollar Loans. With respect to any portion of the Term Loan that shall be a Eurodollar Loan, Borrower shall pay interest on the unpaid principal amount of such Eurodollar Loan outstanding from time to time, fixed in advance on the first day of the Interest Period applicable thereto through the last day of the Interest Period applicable thereto (but subject to changes in the Applicable Margin for Eurodollar Loans and subject to the additional increase pursuant to subpart (B) below), at (A) for the period from the Closing Date through April 15, 2007, the Derived Eurodollar Rate, and (B) on April 16,

2007 and thereafter, the Derived Eurodollar Rate plus two hundred (200) basis points. Interest on such Eurodollar Loan shall be payable on each Interest Adjustment Date with respect to an Interest Period (provided that if an Interest Period shall exceed three months, the interest must be paid every three months, commencing three months from the beginning of such Interest Period).

5.             Closing Items. Concurrently with the execution of this Amendment, Borrower shall:

(a)           cause each Guarantor of Payment to execute the attached Acknowledgement and Agreement;

(b)           pay an amendment fee to Agent, (i) for the pro-rata benefit of the Revolving Lenders, in an amount equal to ten basis points multiplied by the Revolving Amount, plus (ii) for the pro-rata benefit of the Term Lenders, in an amount equal to ten basis points multiplied by the outstanding principal balance of the Term Loan; and

(c)           pay all legal fees and expenses of Agent in connection with this Amendment.

6.             Representations and Warranties. Borrower hereby represents and warrants to Agent and the Lenders that (a) Borrower has the legal power and authority to execute and deliver this Amendment; (b) the officers executing this Amendment have been duly authorized to execute and deliver the same and bind Borrower with respect to the provisions hereof; (c) the execution and delivery hereof by Borrower and the performance and observance by Borrower of the provisions hereof do not violate or conflict with the organizational agreements of Borrower or any law applicable to Borrower or result in a breach of any provision of or constitute a default under any other agreement, instrument or document binding upon or enforceable against Borrower; (d) no Default or Event of Default exists under the Credit Agreement, nor will any occur immediately after the execution and delivery of this Amendment or by the performance or observance of any provision hereof; (e) Borrower is not aware of any claim or offset against, or defense or counterclaim to, Borrower’s obligations or liabilities under the Credit Agreement or any Related Writing; and (f) this Amendment constitutes a valid and binding obligation of Borrower in every respect, enforceable in accordance with its terms.

7.             References to Credit Agreement. Each reference that is made in the Credit Agreement or any Related Writing shall hereafter be construed as a reference to the Credit Agreement as amended hereby. Except as herein otherwise specifically provided, all terms and provisions of the Credit Agreement are confirmed and ratified and shall remain in full force and effect and be unaffected hereby. This Amendment is a Related Writing.

8.             Waiver. Borrower, by signing below, hereby waives and releases Agent and each of the Lenders, and their respective directors, officers, employees, attorneys, affiliates and subsidiaries, from any and all claims, offsets, defenses and counterclaims of which Borrower is aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

9.             Counterparts. This Amendment may be executed in any number of counterparts, by different parties hereto in separate counterparts and by facsimile signature, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

10.           Headings. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

11.           Severability. Any term or provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the term or provision so held to be invalid or unenforceable.

12.           Governing Law. The rights and obligations of all parties hereto shall be governed by the laws of the State of Ohio, without regard to principles of conflicts of laws.

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JURY TRIAL WAIVER. BORROWER, THE LENDERS AND AGENT, TO THE EXTENT PERMITTED BY LAW, EACH HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG BORROWER, THE LENDERS AND AGENT, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AMENDMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of the date first set forth above.

EPIQ SYSTEMS, INC.

By:	/s/ Elizabeth M. Braham
Elizabeth M. Braham
Secretary

KEYBANK NATIONAL ASSOCIATION, as Agent and as a Lender

By:	/s/ Jeff Kalinowski
Name: Jeff Kalinowski
Title: Senior Vice President

NATIONAL CITY BANK OF THE MIDWEST, as Co-Documentation Agent and as a Lender

By:	/s/ Alyson D. Ogden
Name: Alyson D. Ogden
Title: Associate

SILICON VALLEY BANK, as Co-Documentation Agent and as a Lender

By:	/s/ Janice Galbavy
Name: Janice Galbavy
Title: Relationship Manager

ACKNOWLEDGMENT AND AGREEMENT

The undersigned consent and agree to and acknowledge the terms of the foregoing Third Amendment Agreement dated as of June 26, 2006. The undersigned further agree that the obligations of the undersigned pursuant to the Guaranty of Payment executed by the undersigned shall remain in full force and effect and be unaffected hereby.

The undersigned hereby waive and release Agent and the Lenders and their respective directors, officers, employees, attorneys, affiliates and subsidiaries from any and all claims, offsets, defenses and counterclaims of which the undersigned are aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

JURY TRIAL WAIVER. THE UNDERSIGNED, TO THE EXTENT PERMITTED BY LAW, HEREBY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG BORROWERS, AGENT, THE LENDERS AND THE UNDERSIGNED, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AMENDMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.

BANKRUPTCY SERVICES LLC			FINANCIAL BALLOTING GROUP, LLC
EPIQ SYSTEMS ACQUISITION, INC.
POORMAN-DOUGLAS CORPORATION
HILSOFT, INC.

By:	/s/ Elizabeth M. Braham	By:	/s/Elizabeth M. Braham
	Elizabeth M. Braham		Elizabeth M. Braham
	Secretary		Secretary, Chief Financial Officer and Treasurer

NOVARE, INC.			NMATRIX, INC.

By:	/s/ Elizabeth M. Braham	By:	/s/Elizabeth M. Braham
	Elizabeth M. Braham		Elizabeth M. Braham
	Treasurer and Secretary		Executive Vice President and ChiefFinancial Officer